KKR Real Estate Finance Trust Inc. Second Quarter 2021 Supplemental Information July 26, 2021

Legal Disclosures 2 This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the severity and duration of the COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the potential negative impacts of COVID-19 on the global economy and the impacts of COVID-19 on the Company’s financial condition and business operations; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; difficulty or delays in redeploying the proceeds from repayments of our existing investments; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of July 26, 2021. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of June 30, 2021 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3 KKR Real Estate Finance Trust Inc. Overview Best In Class Portfolio Conservative Balance Sheet Fully Integrated with KKR $5.6 Billion Investment Portfolio 98.3% Senior Loans 83% Multifamily & Office $132 Million Average Loan Commitment 13.0% Unfunded Purpose built portfolio of senior loans secured primarily by lighter transitional, institutional multifamily and office properties owned by high quality sponsors. $6.1 Billion Financing Capacity 76% Fully Non-Mark-to-Market(1) Conservative liability management focused on diversified non-mark-to-market financing capacity 26% KKR Ownership in KREF $634 Million Current Liquidity(2) $367 Billion Global AUM(3) $23 Billion Balance Sheet(3) $28 Billion Real Estate AUM(3) (4) 114 Real Estate Professionals One firm culture that rewards investment discipline, creativity, determination and patience and emphasizes the sharing of information, resources, expertise and best practices (1) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes and the corporate revolving credit facility. 100% of financings are non-mark-to-capital markets marks. (2) Includes $119.2 million in cash, $335.0 million undrawn corporate revolver capacity, and $138.8 million of available borrowings based on existing collateral. (3) As of March 31, 2021. (4) Figures represent AUM across all KKR real estate transactions.

Second Quarter 2021 Highlights 4 • 2Q Net income(1) of $0.52 per diluted share and Distributable Earnings(2) of $0.54 per diluted share; 126% dividend coverage in 2Q • Book value(3) of $18.91 per share, compared to $18.89 per share in 1Q’21 • Earnings benefited from portfolio performance and in-place rate floors; approximately 57% of the loan portfolio is subject to LIBOR floor of at least 1.0% with a weighted average floor of 1.34%, resulting in book value accretion • Book value(3) per share inclusive of ($1.05) per common share CECL allowance and net of ($0.11) per common share of preferred stock offering costs • $5.6 billion predominantly senior loan portfolio • Multifamily and office assets represent 83% of loan portfolio; only 6% of portfolio is comprised of hospitality and retail assets • Weighted average risk rating of 3.1 • Received $271.0 million in loan repayments and collected 97.3% of interest payments due on loan portfolio • Originated eight floating-rate senior loans totaling $967.1 million and funded $69.3 million on previously originated loans • Subsequent to quarter-end, originated two floating-rate senior loans totaling $345.0 million Note: Net income attributable to common stockholders per share and Distributable Earnings per share are based on diluted weighted average shares outstanding for the quarter ended June 30, 2021; book value per share is based on common shares outstanding as of June 30, 2021. (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (3) Book value per share includes the year-to-date (“YTD”) impact of a ($0.5) million, or ($0.01) per common share, non-cash redemption value adjustment to our redeemable Special Non-Voting Preferred Stock (‘SNVPS’), resulting in a cumulative (since issuance of the SNVPS) decrease of $2.3 million to our book value as of June 30, 2021. Financials Portfolio Originations Liquidity & Capitalization • Issued 6.9 million shares of 6.5% Series A Cumulative Redeemable Preferred Stock (liquidation price of $25.0/share), and received net proceeds of $167.1 million • $633.5 million of available liquidity, including $119.2 million of cash, $138.8 million of available borrowings based on existing collateral, and $335.0 million undrawn on the corporate revolver • 76% of financing is fully non-mark-to-market and the remaining balance is only mark-to-credit • In July 2021, priced a $1.30 billion managed CLO. The CLO is expected to close on or around August 16, 2021 and will provide KREF with match-term financing on a non-mark-to-market and non-recourse basis, and features a two-year reinvestment period with an 84.25% advance rate at a weighted average cost of capital of L+1.30%, before transaction costs.

2Q'21 Financial Summary 5 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Represents the GAAP principal amount on senior and mezzanine/other loans, and net equity in RECOP I. (3) Represents (i) total debt less cash to (ii) total permanent equity. The debt-to-equity ratio, adjusted for the impact of CECL allowance for credit losses, is 1.8x at 2Q'21. (4) Represents (i) total leverage less cash to (ii) total permanent equity. The total leverage ratio, adjusted for the impact of CECL allowance for credit losses, is 3.2x at 2Q'21. (5) Book value per share includes (i) CECL credit loss allowance of ($58.6) million or ($1.05) per common share, and (iii) the YTD impact of ($0.5) million, or ($0.01) per common share, non-cash redemption value adjustment to our redeemable SNVPS, resulting in a cumulative (since issuance of the SNVPS) decrease of $2.3 million to our book value as of June 30, 2021. Income Statement Balance Sheet ($ in Millions) ($ in Millions)2Q21 Net Interest Income $40.2 Other Income 1.4 Operating Expenses and Other (11.1) Preferred stock dividends and redemption value adjustment (1.8) Benefit From Credit Loss Provision 0.6 Net Income Attributable to Common Stockholders $29.3 Weighted Average Shares Outstanding, Diluted 55,907,086 Net Income per Share, Diluted $0.52 Distributable Earnings(1) $30.4 Distributable Earnings per Share, Diluted(1) $0.54 Dividend per Share $0.43 2Q21 Total Portfolio $5,373.5(2) Term Credit Facilities 1,047.6 Term Lending Agreement 900.0 Asset Specific Financing 60.0 Secured Term Loan 298.5 Convertible Notes 143.8 Total Debt $2,449.9 Term Loan Facility 992.8 Collateralized Loan Obligation 767.0 Total Leverage $4,209.7 Cash 119.2 Total Permanent Equity 1,224.5 Common Stockholders’ Equity 1,052.0 Debt-to-Equity Ratio(3) 1.9x Total Leverage Ratio(4) 3.3x Shares Outstanding 55,637,480 Book Value per Share(5) $18.91

$18.57 $18.89 $18.91 $1.16 $1.06 $1.05 2Q'20 1Q'21 2Q'21 BVPS Post-CECL CECL Impact $19.73 Recent Operating Performance 6 (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. Net Income(1) and Distributable Earnings(2) $0.52 $0.52 $0.52 $0.45 $0.55 $0.54 2Q'20 1Q'21 2Q'21 Net Income per Diluted Share Distributable Earnings per Diluted Share Dividends and Book Value Per Share Dividend per share: Dividend yield on book value per share: Net income: Distributable earnings: 2Q'20 $28.6 $25.0 1Q'21 $29.2 $30.4 2Q'21 $29.3 $30.4 2Q'20 $0.43 9.3% 2Q'21 $0.43 9.1% 1Q'21 $0.43 9.1% $19.96$19.95 ($ in Millions) $0.43

67% 99% 98% 6% 27% 0% 20% 40% 60% 80% 100% At IPO 2Q'20 2Q'21 Senior Loan Non-Senior/ Other Loan Securities <2%<1% Conservative Portfolio Construction 7 $62 $147 $132 $0 $50 $100 $150 At IPO 2Q'20 2Q'21 Average Loan Commitment 62% 81% 83% 31% 8% 6% 0% 20% 40% 60% 80% 100% At IPO 2Q'20 2Q'21 Multifamily and Office Hospitality and Retail 23% 9% 13% 0% 5% 10% 15% 20% 25% At IPO 2Q'20 2Q'21 Investment Portfolio Property Type Future Funding as a Percentage of Total Commitments ($ in Millions) Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine/other loans.

$5,257 $5,035 $4,998 $5,330 $5,618 $512 $52 $462 $498 $472 $576 $454 $559 $848 $274 $535 $244 $271 2Q'20 Portfolio 3Q'20 Fundings 3Q'20 Repayments 3Q'20 Portfolio 4Q'20 Fundings 4Q'20 Repayments 4Q'20 Portfolio 1Q'21 Fundings 1Q'21 Repayments 1Q'21 Portfolio 2Q'21 Fundings 2Q'21 Repayments 2Q'21 Portfolio(3) Last Twelve Months Loan Activity 8 (1) Includes capital committed to our investment in an aggregator vehicle that invests in CMBS. (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us. (3) Includes $0.5 million, $0.8 million, $1.9 million and $1.4 million PIK interest for 2Q'21, 1Q'21, 4Q'20 and 3Q'20, respectively. (4) Includes $1.2 million vertical loan syndications for 3Q'20. Portfolio Funding Activity – Outstanding Principal(1) $5,497 Future Funding Obligations(2) $5,769 (3) $5,470 ($ in Millions) $5,784 (3) (3) $6,466 (4)

2Q’21 Loan Originations – Case Studies 9 Investment Irving Multifamily Phoenix Single Family Rental Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $117.6 million $72.1 million Location Irving, TX Phoenix, AZ Collateral 908-unit Class-B Multifamily 460-Unit Two-Property Portfolio Loan Purpose Acquisition Construction LTV(1) 70% 50% Investment Date April 2021 April 2021 Asset Photos (1) LTV is generally based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. Representative Photo

2Q’21 Loan Originations – Case Studies 10 Investment Boston Office Mesa Industrial Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $166.2 million(1) $77.8 million Location Boston, MA Mesa, AZ Collateral One 237k SF Class-A Office Building and One 244k SF Class-B Office Building Nine Class-A Buildings totaling 862k RSF Loan Purpose Acquisition Refinance LTV(2) 66% 55% Investment Date April 2021 May 2021 Asset Photos (1) The total whole loan is $332.3 million, co-originated and co-funded by KREF and a third party lender. KREF’s interest is 50% of the loan. (2) LTV is generally based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

2Q’21 Loan Originations – Case Studies 11 Investment Fontana Industrial Pittsburgh Student Housing Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $119.9 million $112.5 million Location Fontana, CA Pittsburgh, PA Collateral Class-A Building totaling 1.2 million RSF 329-unit Student Housing Building Loan Purpose Construction Refinance LTV(1) 64% 74% Investment Date May 2021 June 2021 Asset Photos (1) LTV is generally based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. Representative Photo

2Q’21 Loan Originations – Case Studies 12 Investment Denver Multifamily Industrial Portfolio Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loans Facility Loan Size $88.5 million $212.5 million(1) Location Denver, CO Various Collateral 300-unit Class-A Multifamily Class-A Industrial Portfolio Loan Purpose Refinance Construction LTV(2) 77% 76% Investment Date June 2021 June 2021 Asset Photos (1) The total whole loan facility is $425.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the facility or $212.5 million. The facility is comprised of individual cross-collateralized whole loans. As of June 30, 2021, there was one underlying senior loan in the facility with a commitment of $10.4 million and outstanding principal of $0.5 million. (2) LTV is generally based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. Representative Photo

Multifamily 50% Office 33% Condo (Residential) 5% Hospitality 4% Student Housing 3% Industrial 3% Retail 2% Single Family Rental <1% Floating 99.9% Fixed 0.1% Senior Loans 98.9% Mezz/Other 1.1% Class-A 85% Class-B 15% Multifamily Class-A 76% Class-B 24% Office KREF Loan Portfolio by the Numbers 13 Geography(2) Investment Type(3) Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans. (1) As of July 23, 2021. (2) Map excludes $5.5 million Midwest Mezzanine portfolio and $38.1 million real estate corporate loan. (3) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage and excludes vertical loan syndications. Property Type Interest Rate Type $1,265 $2,960 $4,952 $5,257 $5,618 2Q'17 2Q'18 2Q'19 2Q'20 2Q'21 Total Portfolio Growth Current Portfolio: $5.9 billion(1) Including net funding and repayment activity subsequent to quarter-end 12% 11% 12% 6% 5% 9% 6% 9% 12% Other <5%, 12% ($ in Millions) 6%

0% 4% 87% 7% 1 2 3 4 5 0% 4% 86% 8% 2% 1 2 3 4 5 Portfolio Credit Quality Remains Strong • Collected 97.3% of interest payments due on loan portfolio 14 Loan-to-Value(1,2) Risk Rating Distribution Weighted Average Risk Rating(3): 3.1 Weighted Average LTV(3): 68% (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. (2) Includes non-consolidated senior interests and excludes vertical loan syndications, real estate corporate loan, and a non—performing 5-rated loan that was placed on non-accrual status in October 2020 and is currently in restructuring discussions. (3) Weighted average is weighted by current principal amount. (% of total portfolio) (% of portfolio) 2Q'21 Loan Count 0 21 442 Loan Count 0 21 436 1Q'21 2Q'21 1Q'21 Weighted Average LTV(3): 67% Weighted Average Risk Rating(3): 3.1 12% 27% 20% 29% 12% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 11% 26% 20% 31% 12% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 2%

Case Studies: Watch List Loans(1) (Risk Rating 4 & 5) 15 Investment Portland Retail(2) New York Condo Brooklyn Hotel New York Condo Queens Industrial Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date October 2015 December 2018 January 2019 August 2017 July 2017 Collateral 1.1M Square Foot Retail Center 126-Unit Class-A Residential Condominium 196-Key Hotel 10 Luxury Residential Condominiums Two Class–B Buildings Totaling 595k RSF Loan Purpose Refinance Acquisition Refinance Refinance Acquisition Location Portland, OR New York, NY Brooklyn, NY New York, NY Queens, NY Committed Amount $110 million $235 million $77 million $72 million $70 million Current Principal Amount $110 million $203 million $77 million $72 million $67 million Loan Basis $101 / SF $1,267 / SF $394k / key $1,665 / SF $111 / SF Spread L + 5.5% L + 3.6% L + 2.9% L + 4.7% L + 3.0% LTV(3) (3) 71% 69% 73% 77% Max Remaining Term (Yrs.) 0.0 2.5 2.6 0.3 1.1 Loan Risk Rating 5 4 4 4 4 (1) Excludes $5.5 million mezzanine loan risk-rated 5. (2) Loan was placed on non-accrual status in October 2020. (3) LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value. The Portland retail loan is a non-performing 5-rated loan that was placed on non-accrual status in October 2020 and is currently in restructuring discussions.

Term Loan Facility 23% Term Lending Agreement 21% Collateralized Loan Obligation 17% Senior Loan Interests 7% Secured Term Loan 7% Asset Specific Financing 1% Term Credit Facilities 24% 1.8x 3.2x 0.1x 0.1x Debt-to-Equity Ratio Total Leverage Ratio CECL Impact Pre-CECL Financing Overview: 76% Non-Mark-To-Market • Diversified financing sources totaling $6.1 billion with $1.9 billion of undrawn capacity 16 (1) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions. (2) Secured term loan is open for repricing following its first anniversary. (3) Represents (i) total outstanding debt agreements (excluding non-recourse term loan facility), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end. (4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end. (5) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes and the corporate revolving credit facility. Maximum Capacity Outstanding Face Amount Weighted Avg. Coupon Advance Rate Non- MTM Term Credit Facilities $1,840 $1,048 L+1.8% 61.1% - (1) Term Lending Agreement $900 $900 L+1.9% 79.4%  Warehouse Facility $500 $0 n/a n/a  Asset Specific Financing $300 $60 L+1.7% 78.9%  Secured Term Loan $299 $299 L+4.8%(2) -  Convertible Notes $144 $144 6.1% -  Corporate Revolving Credit Facility $335 $0 L+2.0% -  Total Corporate Obligations $4,318 $2,451 Term Loan Facility $1,000 $993 L+1.6% 83.0%  Collateralized Loan Obligation $767 $767 L+1.4% 80.1%  Total Leverage $6,085 $4,211 ($ in Millions) Summary of Outstanding Financing Leverage Ratios Outstanding Secured Financing(5) Non-Mark- to-Market 76% (3) (4) 1.9x 3.3x

Financing Overview: Term Credit Facilities 17 Counterparty Total / Weighted Average Drawn $498 $449 $101 $1,048 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 6 Loans / $918 8 Loans / $615 4 Loans / $183 18 Loans / $1,716 Final Stated Maturity(1) November 2023 December 2022 October 2023 - Weighted Average Pricing L + 1.5% L + 2.0% L + 2.3% L + 1.8% Weighted Average Advance 54.3% 72.9% 55.1% 61.1% Mark-to-market Credit Only Credit Only Credit Only - Property Type(2): ($ in Millions) Multi- family 63% Office 17% Industrial 10% Student Housing 5% Condo 2% Retail 2% Single Family Rental 1% (1) Based on extended maturity date. (2) Based on principal balance of financing.

Liquidity Overview $119.2 $335.0 $138.8 $40.5 $633.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Loan Repayment Receivable Total Available Liquidity(2) 18 ($ in Millions) (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. (2) Represents net proceeds from loan repayment held by the servicer as of June 30, 2021. Such amount was remitted to KREF in July. (1) Sources of Available Liquidity

Portfolio Benefits from Attractive in the Money LIBOR Floors 19 • 99.9% of the loan portfolio is indexed to one-month USD LIBOR • Portfolio benefits from current low rate environment given in-place LIBOR floors  57% of the portfolio is subject to a LIBOR floor of at least 1.0%  Portfolio weighted average LIBOR floor of 1.34%  Only 14% of total outstanding financing, including the Secured Term Loan, is subject to a LIBOR floor greater than 0.0% Net Interest Income Per Share Quarterly Sensitivity to LIBOR(1) (1) Portfolio as of June 30, 2021. 0.25% LIBOR as of 6/30/2021 ($ Impact Per Share / Q) 0.50% 0.75% 1.00%0.10% $0.00 LIBOR LIBOR = 0.00%

Appendix 20

# Investment Location Property Type Investment Date Total Whole Loan (2) Committed Principal Amount (2) Current Principal Amount Net Equity (3) Future Funding (4) Coupon (5)(6) Max Remaining Term (Yrs) (5)(7) Loan Per SF / Unit / Key LTV (5)(8) Risk Rating Senior Loans (1) 1 Senior Loan Chicago, IL Multifamily 6/28/2019 340.0 340.0 339.8 79.0 0.2 L + 2.8% 5.0 $ 424,752 / unit 75% 3 2 Senior Loan Arlington, VA Multifamily 6/28/2019 345.0 278.8 271.1 72.0 7.7 L + 2.6% 3.0 $ 244,215 / unit 70% 3 3 Senior Loan Los Angeles, CA Multifamily 2/19/2021 260.0 260.0 248.0 101.1 12.0 L + 3.6% 4.7 $ 462,687 / unit 68% 3 4 Senior Loan Boston, MA Office 5/24/2018 250.5 250.5 225.4 38.9 25.1 L + 3.2% 2.5 $ 482 / SF 53% 3 5 Senior Loan New York, NY Condo (Resi) 12/20/2018 234.5 234.5 202.8 46.2 31.7 L + 3.6% 2.5 $ 1,267 / SF 71% 4 6 Senior Loan Various Multifamily 5/31/2019 216.5 216.5 213.3 40.6 3.2 L + 3.1% 2.9 $ 199,302 / unit 74% 3 7 Senior Loan (9) Various Industrial 6/30/2021 425.0 212.5 0.5 (1.7) 212.0 L + 5.4% 5.0 $ 4 / SF 76% 3 8 Senior Loan Minneapolis, MN Office 11/13/2017 194.4 194.4 194.4 38.0 - L + 3.8% 1.4 $ 179 / SF 63% 2 9 Senior Loan Boston, MA Office 2/4/2021 375.0 187.5 187.5 37.3 - L + 3.3% 4.6 $ 506 / SF 71% 3 10 Senior Loan Chicago, IL Multifamily 6/6/2019 186.0 186.0 179.5 39.7 3.6 L + 3.6% 2.9 $ 364,837 / unit 72% 3 11 Senior Loan Denver, CO Multifamily 8/13/2019 185.0 185.0 177.0 57.0 8.0 L + 2.8% 3.2 $ 297,954 / unit 64% 3 12 Senior Loan Philadelphia, PA Office 4/11/2019 182.6 182.6 155.5 24.9 27.1 L + 2.6% 2.9 $ 216 / SF 65% 3 13 Senior Loan Washington, D.C. Office 12/20/2019 175.5 175.5 98.8 27.5 76.7 L + 3.4% 3.5 $ 483 / SF 58% 3 14 Senior Loan Seattle, WA Office 9/13/2018 172.0 172.0 172.0 34.3 - L + 3.9% 2.3 $ 502 / SF 62% 3 15 Senior Loan Chicago, IL Office 7/15/2019 170.0 170.0 133.3 24.5 36.7 L + 3.3% 3.1 $ 128 / SF 59% 3 16 Senior Loan Boston, MA Office 4/27/2021 332.3 166.2 105.9 62.4 60.3 L + 3.6% 4.9 $ 440 / SF 66% 3 17 Senior Loan Philadelphia, PA Office 6/19/2018 165.0 165.0 165.0 37.7 - L + 2.5% 2.0 $ 169 / SF 71% 3 18 Senior Loan New York, NY Multifamily 12/5/2018 163.0 163.0 148.0 24.0 15.0 L + 2.6% 2.4 $ 556,391 / unit 67% 3 19 Senior Loan Oakland, CA Office 10/23/2020 509.9 159.7 97.2 15.4 9.8 L + 4.3% 4.4 $ 299 / SF 65% 3 20 Senior Loan Plano, TX Office 2/6/2020 153.7 153.7 120.0 26.2 33.7 L + 2.7% 3.6 $ 166 / SF 64% 3 21 Senior Loan Fort Lauderdale, FL Hospitality 11/9/2018 140.0 140.0 130.0 25.8 10.0 L + 3.4% 2.4 $ 375,723 / key 66% 3 22 Senior Loan Boston, MA Multifamily 3/29/2019 138.0 138.0 137.0 22.9 1.0 L + 2.7% 2.8 $ 351,282 / unit 63% 3 23 Senior Loan West Palm Beach, FL Multifamily 11/7/2018 135.0 135.0 133.2 23.3 1.8 L + 2.9% 2.4 $ 164,090 / unit 73% 3 24 Senior Loan Fontana, CA Industrial 5/11/2021 119.9 119.9 42.2 12.7 77.7 L + 4.6% 4.9 $ 36 / SF 64% 3 25 Senior Loan Irving, TX Multifamily 4/22/2021 117.6 117.6 105.0 62.8 12.6 L + 3.3% 4.9 $ 115,639 / unit 70% 3 26 Senior Loan Pittsburgh, PA Student Housing 6/8/2021 112.5 112.5 112.5 16.8 - L + 2.9% 4.9 $ 155,602 / bed 74% 3 27 Senior Loan (10) Portland, OR Retail 10/26/2015 109.6 109.6 109.6 89.6 - L + 5.5% 0.0 $ 101 / SF n/a 5 28 Senior Loan San Diego, CA Multifamily 2/3/2020 102.3 102.3 102.3 14.8 - L + 3.3% 3.6 $ 442,965 / unit 71% 3 29 Senior Loan Denver, CO Industrial 12/11/2020 95.8 95.8 43.9 18.5 51.9 L + 3.8% 4.5 $ 29 / SF 61% 3 30 Senior Loan State College, PA Student Housing 10/15/2019 93.4 93.4 78.2 25.9 15.2 L + 2.7% 3.4 $ 65,510 / bed 64% 3 31 Senior Loan Seattle, WA Multifamily 9/7/2018 92.3 92.3 92.3 17.1 - L + 3.4% 2.2 $ 515,571 / unit 76% 3 32 Senior Loan Denver, CO Multifamily 6/24/2021 88.5 88.5 88.5 57.5 - L + 3.0% 5.0 $ 295,000 / unit 77% 3 33 Senior Loan Dallas, TX Office 1/22/2021 87.0 87.0 87.0 21.0 - L + 3.3% 4.6 $ 288 / SF 65% 3 34 Senior Loan New York, NY Multifamily 3/29/2018 86.0 86.0 86.0 14.9 - L + 4.0% 1.8 $ 462,366 / unit 48% 3 35 Senior Loan Seattle, WA Office 3/20/2018 80.7 80.7 80.7 14.9 - L + 4.1% 1.8 $ 468 / SF 61% 3 36 Senior Loan Austin, TX Multifamily 12/4/2020 80.0 80.0 78.6 17.5 1.4 L + 3.7% 3.4 $ 201,499 / unit 77% 3 37 Senior Loan Mesa, AZ Industrial 5/4/2021 77.8 77.8 33.6 32.9 44.2 L + 3.2% 4.9 $ 39 / SF 55% 3 38 Senior Loan Brooklyn, NY Hospitality 1/18/2019 77.2 77.2 77.2 17.1 - L + 2.9% 2.6 $ 394,009 / key 69% 4 39 Senior Loan Philadelphia, PA Multifamily 10/30/2018 77.0 77.0 77.0 13.5 - L + 2.7% 2.4 $ 150,391 / unit 73% 3 40 Senior Loan Phoenix, AZ Single Family Rental 4/22/2021 72.1 72.1 10.6 2.8 61.5 L + 4.8% 4.9 $ 23,013 / unit 50% 3 41 Senior Loan New York, NY Condo (Resi) 8/4/2017 71.6 71.6 71.6 50.3 - L + 4.7% 0.3 $ 1,665 / SF 73% 4 42 Senior Loan Arlington, VA Multifamily 10/23/2020 141.8 70.9 70.5 15.5 0.4 L + 3.8% 4.3 $ 391,938 / unit 73% 3 43 Senior Loan Queens, NY Industrial 7/21/2017 70.1 70.1 66.9 16.7 3.2 L + 3.0% 1.1 $ 111 / SF 77% 4 44 Senior Loan Washington, D.C. Multifamily 12/4/2020 69.0 69.0 66.1 16.8 2.9 L + 3.5% 4.4 $ 264,205 / unit 63% 3 45 Senior Loan Austin, TX Multifamily 9/12/2019 67.5 67.5 67.5 13.1 - L + 2.5% 3.2 $ 190,678 / unit 75% 3 46 Senior Loan Denver, CO Multifamily 10/14/2020 80.0 40.0 38.7 7.6 1.3 L + 3.6% 3.4 $ 461,266 / unit 49% 3 Total / Weighted Average $7,518.6 $6,425.2 $5,521.7 $1,467.3 $847.9 L + 3.3% 3.2 67% 3.1 Non-Senior Loans 1 Floating Rate Mezzanine Westbury, NY Multifamily 1/27/2020 17.0 17.0 17.0 16.9 - L + 9.0% 3.1 $ 451,477 / unit 64% 3 2 Fixed Rate Mezzanine (12) Various Retail 6/19/2015 5.5 5.5 5.5 0.9 - 11.0% 4.0 $ 45 / SF n/a 5 3 Real Estate Corporate Loan (13) n/a Multifamily 12/11/2020 95.3 38.1 38.1 37.4 - L + 12.0% 4.5 n/a n/a 3 Total / Weighted Average $117.8 $60.6 $60.6 $55.2 $0.0 12.3% 4.1 n/a 3.2 CMBS Total / Weighted Average $40.0 $35.7 $35.7 $4.3 4.8% 8.0 58% Portfolio Total / Weighted Average $6,525.8 $5,618.0 $1,558.2 $852.2 4.6% 3.2 67% 3.1 2Q21 Outstanding Portfolio (14) $5,618.0 Portfolio Details 21 *See footnotes on subsequent page (11)

Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. • For Senior Loan 9, the total whole loan is $375.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan or $187.5 million, of which a $150.0 million senior note was syndicated to a third party lender. Post syndication, KREF retained a mezzanine loan with a total commitment of $37.5 million, fully funded as of June 30, 2021, at an interest rate of L + 7.9%. • For Senior Loan 10, the total whole loan is $186.0 million, of which an $81.6 million senior note was syndicated to a third party lender. Post syndication, KREF retained the mezzanine loan and a 45% interest in the senior loan which both totaled $104.4 million commitment, of which $100.7 million was funded as of June 30, 2021, at a blended interest rate of L + 4.7%. • For Senior Loan 19, the total whole loan is $509.9 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, KREF retained a mezzanine loan with a total commitment of $25.0 million, of which $14.8 million was funded as of June 30, 2021, at an interest rate of L + 12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our investment in RECOP I. (4) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of unfunded commitment to RECOP I. (5) Weighted averages are weighted by current principal amount for senior loans and non-senior loans and by net equity for our RECOP I CMBS B-Piece investment. Senior Loan 27 and Non-Senior Loans 2 and 3 are excluded from the weighted average LTV. (6) L = one-month USD LIBOR rate; greater of (i) spot one-month USD LIBOR rate of 0.10% and (ii) LIBOR floor, where applicable, included in portfolio-wide averages represented as fixed rates. (7) Max remaining term (years) assumes all extension options are exercised, if applicable. (8) For senior loans, loan-to-value ratio ("LTV") LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 5, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation; for Senior Loan 41, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance; for Senior Loans 7, 24, 29, 37, 40 and Mezzanine Loan 1, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. Senior Loan 27 is a non—performing 5-rated loan that was placed on non-accrual status in October 2020. The loan is currently in restructuring discussions. (9) For Senior Loan 7, the total whole loan facility is $425.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the facility or $212.5 million. The facility is comprised of individual cross-collateralized whole loans. As of June 30, 2021, there was one underlying senior loan in the facility with a commitment of $10.4 million and outstanding principal of $0.5 million. (10) Senior Loan 27 was placed on non-accrual status in October 2020. The loan is currently in restructuring discussions. (11) For Senior Loan 41, Loan per SF of $1,665 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $2,133 based on allocating the full amount of the loan to only the residential units. (12) For Non-Senior Loan 1, Current Principal Amount is gross of $4.7 million written-off (of amortized cost). (13) Non-Senior Loan 3 is a real estate corporate loan to a multifamily operator. (14) Represents Current Principal Amount of Senior Loans and Non-Senior Loans and Net Equity for our RECOP I CMBS B-Piece equity method investment. 22

Fully Extended Loan Maturities 23 Fully Extended Loan Maturities(1) ($ in Millions) (1) Excludes RECOP I CMBS B-Piece investment. • Fully extended weighted average loan maturity of 3.2 years(1) $181.2 $261.3 $1,084.2 $2,052.2 $598.6 $1,404.8 $0 $500 $1,000 $1,500 $2,000 $2,500 2021 2022 2023 2024 2025 2026

24 Consolidated Balance Sheets (1) Includes $99.8 million of loan repayment proceeds held by the servicer, including $59.3 million receivable by the CLO and $40.5 million receivable by KREF, as of June 30, 2021. Includes $15.9 million of loan repayment proceeds held by the servicer and receivable by KREF as of December 31, 2020. (2) Includes $0.5 million and $0.9 million of expected loss reserve for unfunded loan commitments as of June 30, 2021 and December 31, 2020, respectively. (in thousands - except share and per share data) June 30, 2021 December 31, 2020 Assets Cash and cash equivalents $ 119,172 $ 110,832 Commercial real estate loans, held-for-investment 5,308,500 4,844,534 Less: Allowance for credit losses (58,011) (59,801) Commercial real estate loans, held-for-investment, net 5,250,489 4,784,733 Equity method investments 33,773 33,651 Accrued interest receivable 15,752 15,412 Other assets (1) 104,153 20,984 Total Assets $ 5,523,339 $ 4,965,612 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,996,564 $ 2,574,747 Collateralized loan obligation, net 767,000 810,000 Secured term loan, net 287,418 288,028 Convertible notes, net 141,152 140,465 Loan participations sold, net 66,242 66,232 Dividends payable 24,348 24,287 Accrued interest payable 5,432 5,381 Due to affiliates 5,117 6,243 Accounts payable, accrued expenses and other liabilities (2) 3,255 4,823 Total Liabilities 4,296,528 3,920,206 Commitments and Contingencies - - Temporary Equity Redeemable preferred stock 2,316 1,852 Permanent Equity Preferred Stock, 50,000,000 shares authorized Preferred stock, $0.01 par value (1 share issued and outstanding as of June 30, 2021 and December 31, 2020) - - Series A cumulative redeemable preferred stock, $0.01 par value, (6,900,000 and zero shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively; liquidation preference of $25.00 per share) 69 - Common stock, $0.01 par value, 300,000,000 authorized (59,537,806 and 59,519,754 shares issued; 55,637,480 and 55,619,428 shares outstanding as of June 30, 2021 and December 31, 2020, respectively) 556 556 Additional paid-in capital 1,339,959 1,169,695 Accumulated deficit (55,090) (65,698) Repurchased stock (3,900,326 shares repurchased as of June 30, 2021 and December 31, 2020) (60,999) (60,999) Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,224,495 1,043,554 Total Permanent Equity 1,224,495 1,043,554 Total Liabilities and Equity $ 5,523,339 $ 4,965,612

25 Consolidated Statements of Income (in thousands - except share and per share data) June 30, 2021 March 31, 2021 June 30, 2020 June 30, 2021 June 30, 2020 Net Interest Income Interest income $ 67,149 $ 64,766 $ 67,219 $ 131,915 $ 138,298 Interest expense 26,958 27,383 30,563 54,341 69,645 Total net interest income 40,191 37,383 36,656 77,574 68,653 Other Income Income (loss) from equity method investments 1,256 1,090 297 2,346 (1,604) Other income 100 66 196 166 556 Total other income (loss) 1,356 1,156 493 2,512 (1,048) Operating Expenses General and administrative 3,688 3,505 4,046 7,193 7,813 Provision for (reversal of) credit losses, net (559) (1,588) (1,366) (2,147) 53,908 Management fees to affiliate 4,835 4,290 4,218 9,125 8,517 Incentive compensation to affiliate 2,403 2,192 1,249 4,595 2,855 Total operating expenses 10,367 8,399 8,147 18,766 73,093 Income (Loss) Before Income Taxes, Preferred Dividends and Redemption Value Adjustment 31,180 30,140 29,002 61,320 (5,488) Income tax expense 103 48 77 151 159 Net Income (Loss) 31,077 30,092 28,925 61,169 (5,647) Preferred Stock dividends and redemption value adjustment 1,813 908 335 2,721 927 Net Income (Loss) Attributable to Common Stockholders $ 29,264 $ 29,184 $ 28,590 $ 58,448 $ (6,574) Net Income (Loss) Per Share of Common Stock, Basic $ 0.53 $ 0.52 $ 0.52 $ 1.05 $ (0.12) Net Income (Loss) Per Share of Common Stock, Diluted $ 0.52 $ 0.52 $ 0.52 $ 1.05 $ (0.12) Weighted Average Number of Shares of Common Stock Outstanding, Basic 55,632,322 55,619,428 55,491,937 55,625,911 56,419,332 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 55,907,086 55,731,061 55,504,077 55,819,110 56,419,332 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.43 $ 0.86 $ 0.86 Three Months Ended Six Months Ended

Reconciliation of GAAP Net Income to Distributable Earnings 26 (1) Includes ($0.2) million, $0.7 million, and $0.2 million non-cash redemption value adjustment of our SNVPS during 2Q'21, 1Q'21 and 2Q'20, respectively. (2) Includes ($0.1) million, $0.0 million, and $0.8 million of unrealized loss (gain) on RECOP I, an equity method investment, during 2Q'21, 1Q'21,and 2Q'20, respectively. (in thousands - except share and per share data) June 30, 2021 March 31, 2021 June 30, 2020 Net Income (Loss) Attributable to Common Stockholders 29,264$ 29,184$ 28,590$ Adjustments Non-cash equity compensation expense 1,994 1,994 1,374 Unrealized (gains) or losses(1)(2) (364) 708 973 Provision for (Reversal of) credit losses, net (559) (1,588) (1,366) Non-cash convertible notes discount amortization 90 89 90 Mezzanine loan write-off - - (4,650) Distributable Earnings 30,425$ 30,387$ 25,011$ Weighted Average Shares Outstanding Basic 55,632,322 55,619,428 55,491,937 Diluted 55,907,086 55,731,061 55,504,077 Distributable Earnings per Weighted Average Share, Basic 0.55$ 0.55$ 0.45$ Distributable Earnings per Weighted Average Share, Diluted 0.54$ 0.55$ 0.45$ Three Months Ended

Key Definitions 27 “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. While Distributable Earnings excludes the impact of the unrealized current provision for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amounts due under any loan, when such amount is determined to be non-collectible. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs.